SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12


                         CoActive Marketing Group, Inc.
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[X] No Fee required.

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[ ] Fee paid previously with preliminary materials.

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    paid previously. Identify the previous filing by registration statement
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

                         COACTIVE MARKETING GROUP, INC.
                                 75 Ninth Avenue
                            New York, New York 10011

                         -----------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                         -----------------------------

         The Annual Meeting of the Stockholders (the "Annual Meeting") of CoActive Marketing Group, Inc. (the "Company") will be held at the Company's principal executive offices, 75 Ninth Avenue, New York, New York 10011, at 10:00 a.m., local New York time, on September 28, 2006, to consider the following matters:

         (1) The election of four directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

         (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on August 10, 2006 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on August 10, 2006 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

         The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

         Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.


                                       By Order of the Board of Directors

                                       /s/ ERWIN I. MEVORAH
                                       --------------------------------------
                                       Erwin I. Mevorah
                                       Secretary

August 21, 2006

                         COACTIVE MARKETING GROUP, INC.
                                 75 Ninth Avenue
                            New York, New York 10011

                         -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 28, 2006

                         -------------------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of CoActive Marketing Group, Inc., a Delaware corporation (the "Company"), for use at the 2006 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal executive offices, 75 Ninth Avenue, New York, New York 10011, at 10:00 a.m., local New York time, on September 28, 2006, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposal described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices at 75 Ninth Avenue, New York, New York 10011, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

         This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 2006 ("Fiscal 2006"), are being sent to stockholders on or about August 21, 2006.

                                VOTING SECURITIES

         August 10, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 7,084,751 shares of Common Stock, $.001 par value, excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. Votes withheld from the election of directors are excluded entirely from the vote and will have no effect. There is no cumulative voting in the election of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of August 1, 2006 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the Directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's Directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.

                                                                                                           Percent
                                                                           Amount and Nature                 of
           Name and Address of Beneficial Owner                        of Beneficial Ownership(1)          Class(1)
           ------------------------------------                        --------------------------          --------
(i)        Beneficial Owners of More Than 5% of the Common
           Stock (Other Than Directors, Nominees and Executive
           Officers)

           John P. Benfield                                                   765,278(2)                     10.5%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

           Donald A. Bernard                                                  742,748(3)                     10.2%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 1011

           Rutabaga Capital Management                                        640,517(4)                      9.0%
           64 Broad Street, 3rd Floor
           Boston, MA 02109

(ii)       Directors, Nominees and Executive Officers

           Brian Murphy                                                       637,500(5)                      8.7%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011


                                                                                                           Percent
                                                                           Amount and Nature                 of
           Name and Address of Beneficial Owner                        of Beneficial Ownership(1)          Class(1)
           ------------------------------------                        --------------------------          --------
           Thomas E. Lachenman                                                488,198(6)                      6.8%
           c/o Optimum Group LLC
           9745 Mangham Drive
           Cincinnati, OH  45215

           Paul A. Amershadian                                                403,196(7)                      5.5%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

           Herbert M. Gardner                                                 210,009(8)                      2.9%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

           John A. Ward, III                                                  145,750(9)                      2.0%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

           Erwin I. Mevorah                                                   100,000(10)                     1.4%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

           Marc C. Particelli                                                  76,000(11)                     1.1%
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

           James H. Feeney                                                     30,000(12)                       *
           c/o CoActive Marketing Group, Inc.
           75 Ninth Avenue
           New York, NY 10011

(iii)      All Directors and Executive Officers as a                        2,090,653(5)(6)(7)(8)(9)         26.7%
           Group (8 persons)                                                         (10)(11)(12)

*    Less than 1%.

(1) All information was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Includes 225,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

(3) Includes 225,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

(4)  Based solely on a Form 13F-HR/A filed with the SEC on July 27, 2006.

(5) Includes 237,500 shares of Common Stock issuable upon exercise of immediately exercisable options.

(6) Includes 52,500 shares of Common Stock issuable upon exercise of immediately exercisable options and 325,698 shares of Common Stock registered in the name of OG Holding Corporation Liquidation Trust. Mr. Lachenman is the trustee of OG Holding Corporation Liquidation Trust and owns the entire interest of the trust in the shares of Common Stock held by the trust.

(7) Includes 225,000 shares of Common Stock issuable upon exercise of immediately exercisable options. Also includes 163,196 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $550,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(8) Includes 40,766 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 73,125 shares of Common Stock issuable upon exercise of immediately exercisable options, 10,000 shares of Common Stock held in a qualified plan, and 46,299 shares of Common Stock held in individual retirement accounts for the benefit of Mr. Gardner. Excludes (i) 23,766 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest, and (ii) 4,750 shares of Common Stock owned by the Gardner Family Foundation, a charitable organization, of which Mr. Gardner is President and a board member.

(9) Includes 28,750 shares of Common Stock issuable upon exercise of immediately exercisable options.

(10) Includes 100,000 shares of Common Stock which are subject to forfeiture pursuant to a Restricted Stock Agreement.

(11) Includes 70,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

(12) Includes 30,000 shares of Common Stock issuable upon exercise of immediately exercisable options.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         A Board of four Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the four persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the Company, and each executive officer of the Company. Paul A. Amershadian and Brian Murphy, each of whom is currently a Director and executive officer of the Company, and Thomas E. Lachenman, who is currently a Director of the Company, are not standing for re-election, and each of them will cease to be a director of the Company effective immediately following the Annual Meeting.

                                                      NOMINEES

Marc C. Particelli                     Chairman of the Board, President and
Age: 61                                Chief Executive Officer of the Company
Director since February 2005;          since July 12, 2006. Mr. Particelli was
Chairman of the Board, President       also Chief Executive Officer of Modem
and Chief Executive Officer            Media, an interactive marketing services
                                       firm, from January 1991 until its
                                       acquisition by Digitas Inc. in October
                                       2004, and more recently, from August 2005 until March 2006, he was the Chief
                                       Executive Officer of TSM Corporation, a
                                       telecommunications company serving the
                                       Hispanic market. Earlier, Mr. Particelli was a partner at Oak Hill Capital
                                       Management, a private equity investment
                                       firm, and managing director at Odyssey
                                       Partners L.P., a hedge fund. Prior to
                                       entering the private equity business, Mr.
                                       Particelli spent 20 years with Booz Allen where he helped create the Marketing
                                       Industries Practice and led its expansion across Europe, Asia and South America.
                                       Mr. Particelli also currently serves as a director of and investor in several private companies, and as an advisor to several private equity firms.

James H. Feeney                        Principal of The Feeney Group LLC, an
Age: 67                                advertising and marketing consulting firm
Director since July 2004               working with companies in developing
                                       strategic positioning, since 2000. Also
                                       Partner of O'Neil Lifton Huffstetler
                                       Feeney & Barry, a venture marketing,
                                       creative development firm, since May
                                       2003. Prior thereto, from March 1996, was
                                       President and CEO of Trone Advertising,
                                       an advertising agency. Mr. Feeney was
                                       President and Chairman of the Executive
                                       Committee of Albert Frank-Guenther Law, a
                                       125 year old international financial
                                       service agency from 1993 to 1996. Prior
                                       to AFGL, he spent 13 years as Executive
                                       Vice President of Ally&Gargano where he
                                       led the launch of MCI at the Agency for 5 years. He was at The Ted Bates
                                       Advertising Agency for 12 years where he was Managing Director, Senior Vice
                                       President.

Herbert M. Gardner                     Executive Vice President, Barrett-Gardner
Age: 66                                Associates, Inc., an investment and
Director since May 1997                merchant banking firm, since October
                                       2002. Prior thereto, Senior Vice
                                       President of Janney Montgomery Scott LLC, an investment banking firm, since 1978.
                                       Presently serves as Chairman of the Board of Directors of Supreme Industries, Inc.
                                       and as a director of Chase Packaging
                                       Corp., Nu Horizons Electronics Corp., TGC
                                       Industries, Inc. and Rumson Fair Haven
                                       Bank and Trust Company.

John A. Ward, III                      Mr. Ward has been the Chief Executive
Age: 60                                Officer of Innovative Card Technologies,
Director since July 2002               Inc. since August 15, 2006, and was the
                                       interim Chief Executive Officer of Doral
                                       Financial Corporation from September 15,
                                       2005 until August 15, 2006. Previously,
                                       Mr. Ward was the Chairman and Chief
                                       Executive Officer of American Express
                                       Bank from January 1996 until September
                                       2000, and President of Travelers Cheque
                                       Group from April 1997 until September
                                       2000. Mr. Ward joined American Express
                                       following a 27-year career at Chase
                                       Manhattan Bank, during which he held
                                       various senior posts in the United
                                       States, Europe and Japan. His last
                                       position at Chase was that of Chief
                                       Executive Officer of ChaseBankCard
                                       Services, which he held from 1993 until
                                       1995. Presently serves as the Chairman of the Board of Innovative Card Technologies
                                       Inc. and Doral Financial Corporation and as a director of Primus Guaranty, Ltd.
                                       and Rewards Network Inc.

                               EXECUTIVE OFFICERS
                               ------------------

Paul A. Amershadian                    Executive Vice President-Marketing and
Age: 58                                Sales and Treasurer of the Company since
Director from May 1996 to              September 29, 1995.
September 28, 2004,
and since February 2, 2005;
Executive Vice President-Marketing
and Sales and Treasurer

Brian Murphy                           Chief Executive Officer of U.S. Concepts,
Age: 49                                a wholly-owned subsidiary of the Company,
Director since December 1998;          since December 29, 1998, and until
Chief Executive Officer of             January 6, 2000, President of such
U.S. Concepts                          company, and President of predecessor of
                                       U.S. Concepts from 1992 through December
                                       29, 1998. In addition, from May 1, 2000
                                       until January 2001, Chief Executive
                                       Officer of iCast Comedy Corporation, an
                                       Internet-based content provider, and from
                                       January 2001 to August 2002, Chief
                                       Executive Officer of Comedy Lab
                                       Productions, Inc., a successor to a
                                       portion of iCast's business.

Erwin I. Mevorah                        Mr. Mevorah was appointed the Company's
Age: 43                                Chief Financial Officer on September 29,
Chief Financial Officer                2005. Prior to his appointment as Chief
                                       Financial Officer, from April 1, 2005,
                                       Mr. Mevorah served as the Company's
                                       Senior Vice President - Finance, and from

                                       October 15, 2003 until that time, he
                                       served as the Vice President - Finance of U.S. Concepts. From November 2000 until he joined U.S. Concepts, Mr. Mevorah was the Chief Financial and Administrative Officer of Cognitive Arts, a privately held developer and publisher of on-line training and educational courses. Earlier, he held Chief Financial Officer positions with Broadband Studios, Inc. and Meigher Communications, L.P. Mr. Mevorah, a C.P.A., has also served as a Vice President of Accounting with Gabelli Funds, Inc., and he began his career as an Audit Supervisor with Coopers & Lybrand.

Director Independence

         The Board of Directors has determined that each of the following directors is an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (the "NASD listing standards"): Herbert M. Gardner, Thomas E. Lachenman, James H. Feeney, and John A. Ward, III. The Board of Directors has also determined that each of the members of the three Board committees listed below meets the independence requirements applicable to those committees prescribed by the NASD listing standards and the Securities and Exchange Commission, as currently in effect.

Committees of the Board of Directors

         The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee. The primary responsibilities of each of these committees and their members are listed below.

Audit Committee

         The Audit Committee is currently composed of Herbert M. Gardner (Chairman), John A. Ward, III and James H. Feeney. During Fiscal 2006 and until his appointment as the Company's President and Chief Executive Officer, Mr. Particelli was a member of the Audit Committee. As a result of his appointment, Mr. Particelli became ineligible to serve on that Committee and the resulting vacancy was filled by Mr. Ward. The Audit Committee oversees the Company's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements but is not responsible for its content. The Board of Directors has determined that Herbert M. Gardner is an "audit committee financial expert," as such term is defined in Item 401(h) of Regulation S-K.

         The Audit Committee operates pursuant to a charter which has been duly adopted by the Board of Directors. A copy of the charter can be viewed on the Company's website at http://www.coactivemarketing.com.

Compensation Committee

         The Compensation Committee, composed of John A. Ward, III (Chairman), Herbert M. Gardner, Thomas E. Lachenman and James H. Feeney, is responsible for determining the compensation packages of the Company's executives. The Company, on behalf of the Compensation Committee, from time to time retains the services of an outside compensation consultant to review and make recommendations with regard to executive compensation. The Compensation Committee is also responsible for the administration of the Company's 2002 Long-Term Incentive Plan, and from time to time approves potential levels of contribution to the Company's 401(k) plan.

Nominating Committee

         The Nominating Committee, composed of James H. Feeney (Chairman), Herbert M. Gardner, Thomas E. Lachenman and John A. Ward, III, is responsible for, among other things, identifying individuals qualified to become Board members, and recommending to the Board individuals for nomination as members of the Board. The Nominating Committee operates pursuant to a charter which can be viewed on the Company's website at http://www.coactivemarketing.com

         The Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrating excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Committee will consider diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination will be based upon applicable Nasdaq listing standards, applicable Securities and Exchange Commission rules and regulations and the advice of counsel, if necessary. The Committee will use the Board's and management's network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Committee will meet to discuss and consider such candidates' qualifications and selects a nominee by majority vote.

         The Nominating Committee will consider director candidates recommended by stockholders. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 75 Ninth Avenue, New York, New York 10011, not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

         Stockholders who wish to nominate a person for election as a director (as opposed to making a recommendation to the Nominating Committee) must follow the procedures described in Section 3.13 of the Company's by-laws.

Attendance at Board and Committee Meetings

         During Fiscal 2006, the Board of Directors held six meetings and acted by unanimous written consent five times, the Audit Committee held seven meetings, the Nominating Committee acted by written consent twice, and the Compensation Committee acted by unanimous written consent once. Each director attended or participated in 75% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board of Directors on which such director served, during Fiscal 2006.

         It is the Company's policy to encourage each director to attend the annual meeting of stockholders. The Board of Directors generally schedules a meeting on the day of the annual meeting of stockholders and directors therefore typically attend the annual meeting of stockholders. All of the Company's directors then in office were present at the 2005 Annual Meeting of Stockholders held on September 29, 2005.

Stockholder Communication with the Board of Directors

         Stockholders may send communications to the Board of Directors as a whole, any Committee or group of directors or a single director. Such communications may be sent to the Board of Directors (or a Committee, group or member thereof), c/o Corporate Secretary, 75 Ninth Avenue, New York, New York 10011. The Secretary will receive the correspondence and, unless such communications are irrelevant or inappropriate (such as advertisements and hostile communications) will forward it to the entire Board of Directors or to any individual director or group or Committee of directors to whom the communication is directed, as appropriate.

Code of Conduct

         The Company maintains a Code of Conduct that is applicable to all of the Company's and its subsidiaries' employees, including the Company's Chief Executive Officer and Chief Financial Officer. The Code of Conduct, which satisfies the requirements of a "code of ethics" under applicable Securities and Exchange Commission rules, contains written standards that are designed to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely and understandable public disclosures and communications, including financial reporting; compliance with applicable laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, including the Company's internal controls, the quality of its financial reporting and the independence and performance of the Company's independent certified public accountants.

         Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent certified public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the consolidated financial position, results of operations and cash flows of the Company and its subsidiaries in conformity with accounting principles generally accepted in the United States and discuss with management any issues that they believe should be raised with management.

         The Audit Committee reviewed the Company's audited financial statements for Fiscal 2006 which were included in the Company's Annual Report on Form 10-K for Fiscal 2006, and met with both management and BDO Seidman, LLP ("BDO"), the Company's independent certified public accountants, to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

         The Audit Committee has received from BDO the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with BDO their independence from the Company and its management. The Audit Committee also discussed with BDO any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for Fiscal 2006 be included in the Company's Annual Report on Form 10-K for Fiscal 2006 for filing with the Securities and Exchange Commission.

         Herbert M. Gardner
         John A. Ward, III
         James H. Feeney

Compensation of Directors

         For Fiscal 2006, each non-employee Director received an annual stipend equal to $20,000 per annum, a fee of $1,500 per Board meeting attended and a fee of $750 per Committee meeting attended. All Directors are reimbursed for reasonable travel expenses incurred in connection with attending Board meetings.

         In addition, pursuant to the Company's 2002 Long-Term Incentive Plan, each of the Company's non-employee Directors is granted an option to purchase 10,000 shares of Common Stock on April 30 of each year, exercisable at the fair market value of the shares of Common Stock on the date of grant. Each such option becomes exercisable as to 5,000 of the shares covered thereby on the date of grant and as to the remaining 5,000 shares on the first anniversary of the date of grant.

Compensation Committee Interlocks and Insider Participation

         During Fiscal 2006, Thomas E. Lachenman was a member of the Company's Compensation Committee. In connection with the Company's acquisition of Optimum in 1998, the Company entered into an agreement with Mr. Lachenman, the former owner of Optimum, for the lease of the Cincinnati principal office of Optimum. The lease provides for annual rental payments, currently at $167,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                             EXECUTIVE COMPENSATION

         The following table sets forth the total compensation paid to John Benfield, the Company's Chief Executive Officer during Fiscal 2006, Donald A. Bernard, who was the Company's Chief Financial Officer during Fiscal 2006 until September 29, 2005, and to each of the Company's current executive officers whose compensation exceeded $100,000 during Fiscal 2006 (collectively, the "Named Executive Officers"). Mr. Benfield was replaced by Marc Particelli as the Company's interim Chief Executive Officer subsequent to the end of Fiscal 2006.

                           SUMMARY COMPENSATION TABLE

                                                   Annual Compensation                Long-Term Compensation
                                        ----------------------------------------     -------------------------
                                                                       Other                        Securities
                                                                       Annual       Restricted      Underlying     All Other
Name and                       Fiscal                                  Compen-         Stock         Options/      Compen-
Principal Position             Year      Salary($)      Bonus($)       sation(1)      Awards($)       SARs(#)      sation($)
------------------             ----     ----------     ----------     ----------     ----------     ----------     ----------
John P. Benfield               2006     $  300,000     $        0     $    6,000             --             --     $    6,874(2)
President and Chief            2005     $  292,708     $        0     $    6,000             --             --     $    6,125(2)
Executive Officer              2004     $  300,000     $        0     $    6,000             --         70,000     $    6,000(2)

Erwin I. Mevorah(3)            2006     $  250,000     $   50,000     $    6,000             --             --     $    6,497(2)
Chief Financial Officer        2005     $  220,000     $   44,319     $        0     $  215,000(5)          --     $    6,125(2)
                               2004     $   97,500(4)  $        0     $        0             --             --     $    5,114(2)

Paul A. Amershadian            2006     $  300,000     $        0     $    6,000             --             --     $    2,299(2)
Executive Vice President       2005     $  292,708     $        0     $    6,000             --             --     $    1,000(2)
- Marketing and Sales          2004     $  300,000     $        0     $    6,000             --         70,000     $    6,000(2)

Brian Murphy                   2006     $  300,000     $   50,000     $   12,000             --             --     $    6,475(2)
Chief Executive Officer -      2005     $  300,000     $        0     $   12,000             --             --     $    6,125(2)
U.S. Concepts LLC              2004     $  350,000     $        0     $   12,000             --             --     $    6,150(2)

Donald Bernard                 2006     $  300,000     $        0     $    6,000             --             --     $    6,024(2)
Former Chief Financial         2005     $  292,708     $        0     $    6,000             --             --     $    6,000(2)
Officer(3)                     2004     $  300,000     $        0     $    6,000             --         70,000     $    6,000(2)

(1)  Represents car allowance.

(2) Represents the aggregate of the executive's share of Company's matching contribution to Company's 401(k) Retirement Plan, except for Mr. Amershadian in Fiscal 2005, and the Company's payments for life insurance, which amounted to approximately $1,000 for each executive in each fiscal year.

(3) Mr. Mevorah became Chief Financial Officer effective September 29, 2005, replacing Donald A. Bernard, who remained an executive vice president of the Company until the end of Fiscal 2006.

(4)  Represents salary from October 15, 2003 (date of hire) through March 31,
     2004.

(5) Represents the grant of 100,000 shares of Common Stock on March 31, 2006 with a fair market value on the grant date of $2.15.

Stock Options

         The following table sets forth certain information concerning stock options exercised by the Named Executive Officers during Fiscal 2006 and unexercised stock options held by such individuals at the end of Fiscal 2006. No stock options were granted to any of the Named Executive Officers during Fiscal 2006.

Aggregated Option Exercises in Fiscal 2006 and FY-End Option Values
                                                                                         Value of
                                                                    Number of           Unexercised
                                                                   Unexercised         In-the-Money
                                                                   Options at           Options at
                                                                   Fiscal Year          Fiscal Year
                                  Shares                             End (#)               End ($)
                                 Acquired           Value          Exercisable/       Exercisable/
Name                           on Exercise (#)    Realized ($)     Unexercisable      Unexercisable (1)
----                           ---------------    ------------     -------------      -----------------
John P. Benfield                 109,121          $225,000          350,000/0           $119,000/$0
Erwin I. Mevorah                    --                --                  0/0                 $0/$0
Paul A. Amershadian              110,241          $209,000          333,880/0           $103,000/$0
Brian Murphy                        --                --            237,500/0                 $0/$0
Donald A. Bernard                109,121          $216,000          350,000/0           $119,000/$0

(1) The value has been determined based on the average trading price on March 31, 2006, which was $2.15.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

         The Board of Directors believes that increasing the value of the Company to its stockholders is the Board of Directors' most important objective and should be the key measure of management performance. The Board of Directors also believes that executive compensation should be objectively determined. For this reason, the Compensation Committee, which is made up of Directors who are not employees of the Company, is responsible for determining the compensation packages of the Company's executives. The Company on behalf of the Compensation Committee, from time to time, retains the services of an outside compensation consultant to review and make recommendations with regard to the Company's executive compensation programs. The Compensation Committee also approves the potential levels of contribution to the Company's 401(k) plan.

         The Compensation Committee's role in determining the compensation of the executives of the Company is to assure that the Company's compensation strategy is aligned with the Board of Directors' overall objective and that executive compensation is structured to provide fair, reasonable and competitive base salary levels and the opportunity for the executives to earn incentive compensation reflecting both the Company's and the individual's performance.

         The compensation for Fiscal 2006 for the Company's Chief Executive Officer and other executive officers consisted of base salary, except that the Company's Chief Financial Officer, Erwin Mevorah, was paid a bonus of $50,000 in Fiscal 2006 and Brian Murphy, the Chief Executive Officer of U.S. Concepts, was paid an aggregate bonus of $50,000. Mr. Murphy's bonus was paid over the course of Fiscal 2006 in equal installments, in consideration of the US Concepts' operating results. Base salaries are established by the employment agreements for each person within the executive group, subject to annual adjustment by the Compensation Committee. Factors considered in establishing salaries include the responsibilities of the position, compensation of executives in companies of similar size or in the same industry, external market conditions and financial performance of the Company.

         Incentive compensation awards, payable in cash bonuses and stock options, and salary increases may be awarded in recognition of the Company's financial performance. During Fiscal 2006, the Named Executive Officers were not awarded any bonuses, with the exception of Mr. Mevorah and Mr. Murphy, as described above, and the award of 100,000 shares of Common Stock to Erwin Mevorah under a Restricted Stock Agreement in recognition of his contributions to the Company. The shares of Common Stock vest 20% on March 31, 2007, 30% on March 31, 2008, 20% on March 31, 2009, 20% on March 31, 2010, and 10% on March
31, 2011. In addition, the shares are subject to accelerated vesting upon a change of control of the Company (as defined in the Restricted Stock Agreement). Upon the termination of Mr. Mevorah's employment with the Company, all shares of Common Stock that have not vested under the Restricted Stock Agreement (if any) will be forfeited to the Company.

         Herbert M. Gardner
         James H. Feeney
         Thomas E. Lachenman
         John A. Ward, III

Executive Employment Contracts, Termination of
Employment and Change-in-Control Arrangements
---------------------------------------------

         On June 14, 2006, the Board of Directors of the Company accepted the resignation of John Benfield, the Company's President, Chief Executive Officer and Chairman of the Board, and appointed Marc C. Particelli, a member of the Company's Board of Directors, to serve as President, Chief Executive Officer and Chairman of the Board on an interim basis. Both Mr. Benfield's resignation and Mr. Particelli's appointment were effective as of July 12, 2006. In connection with Mr. Benfield's resignation, the Company and Mr. Benfield entered into an Agreement pursuant to which Mr. Benfield will, until July 1, 2007, continue to be compensated at the rate of $300,000 per annum and receive the same benefits previously provided to him by the Company as its Chief Executive Officer. In consideration of the foregoing, Mr. Benfield will remain employed by the Company on a full-time basis to assist in the transition for a period of three-months. Pursuant to the Agreement with Mr. Benfield described above, Mr. Benfield's Employment Agreement with the Company terminated on July 12, 2006.

         In connection with his appointment as interim Chief Executive Officer, Mr. Particelli entered into an Employment Agreement with the Company pursuant to which Mr. Particelli will be paid an annual salary of $250,000 for devoting approximately 50% of his working time to the Company. In addition, for his agreement to serve as interim President, Chief Executive Officer and Chairman of the Board, the Board approved the grant to Mr. Particelli of a five-year stock option to purchase 80,000 shares of the Company's Common Stock at a price of $1.57 per share (the market price of the common stock on the date the grant was authorized).

         On September 29, 2005, Mr. Mevorah was appointed to serve as the Company's Chief Financial Officer. Mr. Mevorah is a party to an employment agreement, dated April 1, 2005, which provides for a base salary of $250,000 plus a $6,000 annual car allowance. The initial term of the agreement expired on April 1, 2006 but automatically renews on a monthly basis unless and until terminated by either party thereto upon at least thirty days notice. On August 9, 2006, the Company's Board of Directors, upon the recommendation of its Compensation Committee, approved revised employment terms for Mr. Mevorah, including a $50,000 increase in Mr. Mevorah's annual base salary retroactive to July 21, 2006. Consistent with additional terms approved of by the Board and the Compensation Committee, the Company and Mr. Mevorah intend to enter into a three-year employment agreement in the near future which will provide for a severance payment equal to six months' base salary in the event of the termination of Mr. Mevorah's employment by the Company other than for cause.

         Concurrent with the approval of the revised employment terms, Mr. Mevorah was granted 100,000 shares of the Common Stock. The shares of Common Stock vest 20% on March 31, 2007, 30% on March 31, 2008, 20% on March 31, 2009,
20% on March 31, 2010, and 10% on March 31, 2011, subject to accelerated vesting upon a change of control of the Company.

         Pursuant to an employment agreement, dated September 29, 1995, as amended, the Company employs Mr. Amershadian as Executive Vice President - Marketing and Sales. The agreement, as amended, currently provides for a base salary of $300,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of the agreement expires on March 31, 2007.

         Pursuant to an employment agreement, dated December 29, 1998, as amended, the Company's subsidiary, U.S. Concepts, employs Mr. Murphy as President and Chief Executive Officer. The term of Mr. Murphy's employment agreement expired on March 31, 2006 but automatically renews on a monthly basis unless and until terminated by either party thereto upon at least ninety days notice. Mr. Murphy currently receives a base salary of $362,000.

         Pursuant to an employment agreement that became effective April 1, 2006, Mr. Bernard resigned as a director and executive officer of the Company, his salary was reduced to $100,000 per annum, he is required to devote no more than 10 working days per month to the performance of services on behalf of the Company, and he is no longer eligible to participate in the Company's bonus and stock option plans. The employment agreement terminates on March 31, 2009 and is not subject to renewal.

         Each employment agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company, in the case of Mr. Amershadian, 18 months after the termination of the officer's employment with the Company, in the case of Messrs. Mevorah and Murphy, and six months after the termination of the officer's employment with the Company, in the case of Mr. Particelli. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans to Paul Amershadian

         The Company has made loans to Paul A. Amershadian, a director of the Company and its Executive Vice President-Marketing and Sales, aggregating $550,000, which are evidenced by an Amended and Restated Promissory Note dated

May 24, 2001, which became due on May 24, 2006. The Amended and Restated Promissory Note provides for payment of interest at a floating rate equal to the highest rate at which the Company pays interest on its bank borrowings (8.25% at March 31, 2006). On April 26, 2006, Mr. Amershadian surrendered to the Company for cancellation 153,052 shares of Common Stock as payment in full of interest in the amount of approximately $283,000 accrued through May 24, 2006. Mr. Amershadian is currently in default in respect of the principal amount due under the Amended and Restated Promissory Note. The loans are secured by a first lien and security interest in 163,196 shares of Common Stock owned by Mr. Amershadian and a second mortgage on Mr. Amershadian's home.

Lease of Optimum Office

         In connection with the Company's acquisition of Optimum, the Company entered into an agreement with Thomas Lachenman, a director of the Company and former owner of Optimum, for the lease of the Cincinnati principal office of Optimum, which is owned by Mr. Lachenman. The agreement provides for annual rental payments, currently $167,000, adjusted annually based upon changes in the local consumer price index. The lease expires in December 2010.

                      Equity Compensation Plan Information

         The following table sets forth information with respect to equity compensation plans (including individual compensation arrangements) of the Company as of March 31, 2006.

                                  (a)                       (b)                         (c)
                                                                                Number of securities
                           Number of securities                                 remaining available for
                           to be issued upon         Weighted average           future issuance under
                           exercise of outstanding   exercise price of          equity compensation plans
                           options, warrants         outstanding options,       (excluding securities
Plan category              and rights                warrants and rights        reflected in column (a))
-------------              -----------------         -------------------        -----------------------
Equity compensation
plans approved by
security holders(1)            1,766,305                   $2.65                       237,500

Equity compensation
plans not approved
by security holders(2)            81,533                   $3.68                             -
                           -----------------         ------------------         -----------------------

       Total                   1,847,838                   $2.69                       237,500
                           =================         ==================         =======================

(1) Includes options to purchase 802,500 shares of Common Stock granted under our 2002 Long-Term Incentive Plan, options to purchase 375,000 shares Common Stock granted under our 1997 Executive Officer Stock Option Plan and options to purchase 588,805 shares of Common Stock granted under our 1992 Stock Option Plan.

(2) Consists of warrants to purchase shares of Common Stock issued in 1997 to two persons, one of whom is a director of ours, in connection with our entry into a financial advisory services agreement.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, based solely on a review of the Forms 3, 4, and 5 submitted to the Company during and with respect to Fiscal 2006, there were no known failures to file a required Form 3, 4 or 5 and no known late filings of a required Form 3, 4 or 5 during Fiscal 2006 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange Act, other than one late filing of a Form 4 by Mr. Amershadian.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                             Performance Graphs for

                         COACTIVE MARKETING GROUP, INC.

         The following graph reflects a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of an initial $100 investment on March 31, 2001 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and a peer group index consisting of those public companies traded on an exchange and listed under the Standard Industry Classification (S.I.C.) Code 7311 for Advertising, and other related S.I.C. Codes. The peer group is made up of Equity Marketing, Inc., Valassis Communications, Inc., The Interpublic Group of Companies, Inc., Omnicom Group, Inc., Alloy, Inc., and MDC Partners, Inc. Catalina Marketing Corporation and Havas, which were included in the peer group for prior years, are no longer included. As a result, the graph has been restated for all prior years to exclude Catalina and Havas. The comparisons in this table are required by the Securities and Exchange Commission. The stock price performance shown on the graph is not intended to forecast or be indicative of future price performance.

                             [GRAPHIC CHART OMITTED]

                    Measurement Period (Fiscal Year Covered)
                    ----------------------------------------

--------------------------- ------------ ------------ ------------ ------------- ------------ ------------
                              3/31/01      3/31/02      3/31/03      3/31/04       3/31/05      3/31/06
--------------------------- ------------ ------------ ------------ ------------- ------------ ------------
CMKG                            100          148          236          244           324          189
S & P 500                       100           99           73           97           102          112
Peer Group Index                100          111           59           83            92           85

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         BDO Seidman, LLP served as the Company's auditors for Fiscal 2006. On July 26, 2006, the Company was informed by BDO of BDO's resignation effective upon the completion of their review of the Company's financial statements for its first fiscal quarter ended June 30, 2006. BDO's review of the Company's first quarter financial statements was completed on August 14, 2006. Accordingly, BDO's resignation became effective on that date. Due to BDO's resignation, the Company does not expect a representative of BDO to be present at the Annual Meeting.

         The audit reports of BDO on the financial statements of the Company as of March 31, 2006 and 2005 and for the years then ended did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years of the Company and the subsequent interim period through August 14, 2006, there were no disagreements between the Company and BDO as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused BDO to make reference in their reports on the financial statements for such years to the subject matter of the disagreement. Additionally, during the fiscal years ended March 31, 2006 and 2005, and through August 14, 2006, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. BDO was previously provided with a copy of this paragraph of the Proxy Statement (which was filed with the SEC in a form 8-K/A on August 18, 2006), and was requested to furnish a letter stating whether or not it agrees with the foregoing statements. BDO's letter in response is attached to this Proxy Statement as Exhibit A.

         The Company has commenced the process of selecting new auditors and anticipates that the replacement of BDO will not result in any delay in its periodic filings with the SEC.

Principal Accounting Firm Fees

       The following table sets forth the aggregate fees billed to the Company for Fiscal 2006 and Fiscal 2005, by BDO Seidman, LLP:

                                                                               Fiscal 2006(1)  Fiscal 2005
                                                                               ------------    ------------
Audit Fees (for audit of annual financial statements and review of
     quarterly financial statements)                                           $    273,800    $    267,000

Audit-Related Fees                                                                       --              --

Tax Fees (for federal, State and local tax compliance and planning)                  30,000          31,100

All Other Fees (in connection with restatement of financial statements for
     prior periods)                                                                  21,000              --
                                                                               ------------    ------------
         Total                                                                 $    324,800    $    298,100
                                                                               ============    ============

(1) Represents aggregate of amounts billed and accrued for services rendered with respect to Fiscal 2006.

Pre-Approval Policies and Procedures

         The Audit Committee has adopted a policy requiring pre-approval by the Audit Committee of all services (audit and non-audit) to be provided to the Company by its independent auditor. In accordance with that policy, the Audit Committee approved all services rendered to the Company by BDO in Fiscal 2006 and has determined that the provision of non-audit services by BDO to the Company was compatible with maintaining the independence of BDO.

                                    EXPENSES

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The solicitation of Proxies by mail may be supplemented by telephone by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders in 2007, stockholder proposals must be received by the Company at its principal executive office no later than April 23, 2006 and must otherwise comply with the requirements of Rule 14a-8. In addition, the Company's By-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company's Annual Meeting of Stockholders in 2007, such a proposal must be received by the Company after July 1, 2007 but no later than July 31, 2007. However, if the date of the Company's Annual Meeting of Stockholders in 2007 is more than 30 days earlier or more than 30 days later than the date of the immediately preceding Annual Meeting (i.e., prior to August 31, 2007 or after October 29, 2007), then notice must be received not later than the close of business on the earlier of the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made. If a stockholder who has notified the Company of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at such meeting. All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the Secretary of the Company at 75 Ninth Avenue, New York 10011.

                                       By Order of the Board of Directors

                                       Erwin I. Mevorah
                                       Secretary

New York, New York
August 21, 2006

THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO ERWIN I. MEVORAH, CHIEF FINANCIAL OFFICER, COACTIVE MARKETING GROUP, INC., 75 NINTH AVENUE, NEW YORK, NEW YORK 10011 (TELEPHONE: (212) 660-3800).

                                                                       EXHIBIT A


[GRAPHIC OMITTED]
    BDO

                  BDO Seidman LLP                401 Broadhollow Road, 2nd Floor
                  Accountants and Consultants    Melville, New York 11747
                                                 Telephone:  (631) 501-9600
                                                 Fax:  (631) 501-1885


August 17, 2006

Securities and Exchange Commission
100 F Street N.E.
Washington, DC 20549


We have been furnished with a copy of the response to Item 4.01 of Form 8-K/A for the event that occurred on August 15, 2006, to be filed by our former client, CoActive Marketing Group, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Yours truly,


/s/ BDO Seidman LLP

PROXY

                         COACTIVE MARKETING GROUP, INC.

                    75 Ninth Avenue, New York, New York 10011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 28, 2006

         The undersigned hereby appoints Marc C. Particelli and Erwin I. Mevorah, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of CoActive Marketing Group, Inc. (the "Company") to be held on September 28, 2006, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  (Continued and to be signed on reverse side)


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

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         COACTIVE MARKETING GROUP, INC.

                               SEPTEMBER 28, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   - Please detach along perforated line and mail in the envelope provided. -

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

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
1. Election Of Directors:                                           2. On such other matters as may properly come before
                                                                       the meeting.

[ ] FOR ALL NOMINEES                 NOMINEES:
                                     [ ]  James H. Feeney
[ ] WITHHOLD AUTHORITY               [ ]  Herbert M. Gardner
    FOR ALL NOMINEES                 [ ]  Marc C. Particelli
                                     [ ]  John A. Ward, III
[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any                      If no specification is made, this proxy will be voted FOR
individual nominee(s), mark "FOR ALL EXCEPT" and                        Proposal 1 listed above.
fill in the circle next to each nominee you wish to
withhold,  as shown here: [X]
----------------------------------------------------------------


----------------------------------------------------------------
To change the address on your account, please check the box
at right and indicate your new address in the address space   [ ]
above. Please note that changes to the registered name(s)
on the account may not be submitted via this method.
----------------------------------------------------------------


Signature of Stockholder: ____________________  Date:_________    Signature of Stockholder: ____________________   Date:_________

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
       When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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